UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Western Asset
Variable Adjustable Rate
Income Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Adjustable Rate Income Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	23

Statements of operations	24

Statements of changes in net assets	25

Financial highlights	26

Notes to financial statements	27

Report of independent registered public accounting firm	43

Board approval of management and subadvisory agreements	44

Additional information	49

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

At a meeting held in August 2009, the Portfolio’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Portfolio’s investment manager, to change the fiscal year-end of the Portfolio from October 31 to December 31. As a result of this change, shareholders are being provided with a short-period annual report for the two-month period from November 1, 2009 through December 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Portfolio’s abbreviated reporting period and to learn how those conditions have affected Portfolio performance. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report. Please refer to the Portfolio annual report for the period ended October 31, 2009 for additional information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 29, 2010

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   I

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Portfolio normally invests at least 80% of its net assets in adjustable rate securities and related investments. The Portfolio may also invest up to 20% of its assets in fixed-rate debt securities. The Portfolio is also permitted to invest up to 20% of its net assets in securities that are rated below investment grade, at the time of purchase, or, if unrated, deemed to be of comparable credit quality. The securities in which the Portfolio may invest include mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, mortgage-related derivative securities, U.S. government securities, loan participations and corporate debt securities. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives. We seek to achieve low volatility of NAV by diversifying the Portfolio’s assets among investments we believe will, in the aggregate, be resistant to significant fluctuations in market value.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the two-month reporting period from November 1, 2009 through December 31, 2009, U.S. Treasury yields moved higher (and their prices lower), whereas the spread sectors (non-Treasuries) generally performed well. The yields on two- and ten-year Treasuries began the period at 0.90% and 3.41%, respectively. Their yields then moved steadily higher through the end of the year, as economic data was generally better than anticipated and expectations for inflation increased. When the period ended on December 31, 2009, the yields on two- and ten-year Treasuries were 1.14% and 3.85%, respectively.

In contrast to the Treasury market, the spread sectors, overall, generated solid results during the two-month period. As was the case during much of 2009, the spread sectors benefited from improving credit conditions, encouraging economic data and increased investor risk appetite. Also supporting the spread sectors was strong demand from investors seeking incremental yields, given the low rates available from short-term fixed-

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   1

Portfolio overview continued

income securities. All told, lower-quality bonds outperformed higher-quality bonds during the reporting period. From November 1, 2009 through December 31st, as measured by the Barclays Capital U.S. Corporate Investment Grade Indexii, higher-rated AA and A bonds returned -0.17% and 0.22% respectively, whereas lower-rated BBB rated bonds returned 1.53%.

Q. How did we respond to these changing market conditions?
A. We made a number of adjustments to the Portfolio during the reporting period. We reduced our exposure to asset-backed securities. While the asset class performed well in recent months, there are uncertainties related to the government’s phasing out of the Term Asset-Backed Securities Loan Facility (“TALF”) in 2010. In contrast, the Portfolio’s cash position increased as we looked for compelling opportunities in the marketplace.

During the reporting period, we utilized Euro-dollar futures and Treasury futures to manage the Portfolio’s durationiii and yield curveiv exposure. Overall, the use of these instruments slightly detracted from performance.

Performance review
For the two-month period from November 1, 2009 through December 31, 2009, Legg Mason Western Asset Variable Adjustable Rate Income Portfolio1 returned 1.79%. The Portfolio’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexv, returned 0.04% for the same period. The Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average2 returned 0.31% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period from November 1, 2009 through December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds in the Portfolio’s Lipper category.

2   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

2 MONTHS
Legg Mason Western Asset Variable Adjustable Rate Income Portfolio[1]	1.79%

Citigroup 6-Month U.S. Treasury Bill Index	0.04%

Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average	0.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2009 was 1.58%. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield would have been 1.51%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 1.22%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

Q. What were the leading contributors to performance?
A. The largest contributor to relative performance for the period was the Portfolio’s overweight to structured mortgage obligations, namely collateralized mortgage obligations. They performed well as there were some improvements in the housing market. The Portfolio’s out-of-index exposure to individual bank loans was also a significant contributor. Strong performers included securities issued by high-end retailer Neiman Marcus Group Inc., media/cable firm Charter Communications and communication company Idearc Inc. Also enhancing the Portfolio’s results was its overweight to high-yield bonds, as their spreads continued to tighten. In particular, our holdings in utility company Energy Future Holdings Corp.,

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   3

Portfolio overview continued

GMAC Mortgage Corp. and the Icelandic financial institution Kaupthing Bank HF were rewarded.

Q. What were the leading detractors from performance?
A. Our overall longer duration than that of the benchmark detracted from performance as rates rose across the yield curve during the reporting period. Our exposure to cash was also a modest drag on results given the low yields available from short-term cash instruments and the rallying spread market.

Thank you for your investment in Legg Mason Western Asset Variable Adjustable Rate Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

4   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. Please refer to pages 11 through 22 for a list and percentage breakdown of the Portfolio’s holdings.

RISKS: Investments in bonds are subject to interest rate and credit risks. The Portfolio is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Adjustable rate securities are subject to additional risks. The Portfolio may invest in high-yield bonds which are rated below investment grade and carry more risk than higher-rated securities. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii	The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

iii	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   5

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and October 31, 2009 and do not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
13.68%	$1,000.00	$1,136.80	1.00%	$5.39

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   7

Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.16	1.00%	$5.09

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 12/31/09	17.55%

Five Years Ended 12/31/09	0.02

Inception* through 12/31/09	0.25

   CUMULATIVE TOTAL RETURN1

Inception date of 9/12/03 through 12/31/09	1.59%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is September 12, 2003.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   9

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE
   RATE INCOME PORTFOLIO VS. CITIGROUP 6-MONTH U.S. TREASURY BILL INDEX† —
   September 12, 2003 - December 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset Variable Adjustable Rate Income Portfolio at inception on September 12, 2003, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Index return beginning 9/30/2003.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Schedule of investments
December 31, 2009

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 27.0%

	Banc of America Mortgage Securities Inc.:

$13,709	4.123% due 7/25/33(a)	$12,324

10,553	5.409% due 2/25/34(a)	8,755

79,178	4.439% due 2/25/35(a)	60,856

26,417	Bear Stearns Alternate-A Trust, 1.071% due 11/25/34(a)	13,715

	Bear Stearns ARM Trust:

50,683	4.804% due 2/25/35(a)	41,676

198,024	3.789% due 8/25/35(a)	132,706

178,098	Bear Stearns Asset-Backed Securities Trust, 0.831% due 10/25/33(a)	149,602

	Countrywide Alternative Loan Trust:

149,523	0.463% due 7/20/35(a)	79,204

402,871	0.563% due 11/20/35(a)	212,087

174,391	0.501% due 1/25/36(a)	92,487

178,644	0.441% due 6/25/46(a)	85,752

247,224	0.421% due 9/25/46(a)	110,700

385,595	0.391% due 2/25/47(a)	189,485

	Countrywide Home Loan Mortgage Pass-Through Trust:

45,970	0.731% due 12/25/17(a)	42,478

28,587	2.929% due 6/19/31(a)	27,338

	Countrywide Home Loans:

168,877	0.481% due 3/25/36(a)	83,379

169,765	0.651% due 7/25/36(a)(b)	128,212

149,715	Deutsche Mortgage Securities Inc., 0.681% due 6/25/34(a)	111,408

	Federal National Mortgage Association (FNMA):

	Grantor Trust:

177,465	4.887% due 10/25/40(a)(c)	183,536

70,039	4.719% due 3/25/42(a)(c)	68,211

	REMIC Trust:

90,263	1.607% due 3/25/27(a)(c)	90,377

24,664	0.531% due 1/25/34(a)(c)	24,480

81,734	0.531% due 10/25/35(a)(c)	81,169

136,649	PAC, 0.631% due 8/25/33(a)(c)	135,787

	Whole Loan:

44,309	0.581% due 9/25/42(a)(c)	43,247

48,488	4.852% due 1/25/43(a)(c)	47,227

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   11

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
$142,219	First Horizon Alternative Mortgage Securities, 2.707% due 2/25/36(a)	$78,610

	Harborview Mortgage Loan Trust:

333,345	0.563% due 9/19/35(a)	183,861

220,999	1.003% due 2/19/36(a)	117,599

117,073	0.413% due 11/19/46(a)	55,940

356,104	0.383% due 1/25/47(a)	173,504

284,883	0.403% due 1/25/47(a)	140,052

284,884	0.433% due 1/25/47(a)	71,743

	IMPAC CMB Trust:

22,210	1.231% due 10/25/33(a)	18,832

193,667	0.491% due 11/25/35(a)	110,105

	IMPAC Secured Assets Corp.:

50,062	1.031% due 11/25/34(a)	44,772

46,156	0.431% due 5/25/36(a)	12,544

228,408	Indymac Index Mortgage Loan Trust, 5.256% due 10/25/35(a)	172,969

42,364	Lehman Structured Securities Corp., 0.571% due 9/26/45(a)(b)	25,584

227,694	Lehman XS Trust, 0.491% due 2/25/46(a)	118,515

102,380	MASTR Alternative Loans Trust, PAC, 0.631% due 11/25/33(a)	87,637

25,044	MASTR ARM Trust, 3.536% due 12/25/33(a)	21,105

95,011	Merrill Lynch Mortgage Investors Inc., 4.258% due 2/25/35(a)	82,715

125,945	New York Mortgage Trust Inc., 0.561% due 8/25/35(a)	94,411

400,000	Residential Accredit Loans Inc., 0.436% due 9/25/46(a)	108,967

	Residential Asset Securitization Trust, PAC:

32,818	0.681% due 11/25/33(a)	26,810

143,437	0.631% due 5/25/34(a)	119,980

16,143	Residential Funding Mortgage Securities I Trust, 0.631% due 6/25/33(a)	15,841

	Sequoia Mortgage Trust:

5,258	2.790% due 9/20/32(a)	4,434

135,433	0.563% due 6/20/33(a)	109,224

	Structured ARM Loan Trust:

7,913	0.546% due 2/25/34(a)	6,627

14,052	0.636% due 6/25/34(a)	9,755

14,811	1.752% due 11/25/34(a)	11,256

	Structured Asset Mortgage Investments Inc.:

58,284	0.603% due 12/19/33(a)	47,604

21,611	3.869% due 8/25/35(a)	14,259

See Notes to Financial Statements.

12   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
$103,765	0.611% due 12/27/35(a)	$22,163

103,817	3.160% due 12/27/35(a)	53,567

275,603	0.421% due 7/25/46(a)	138,018

88,273	0.431% due 9/25/47(a)	82,353

	Structured Asset Securities Corp.:

35,948	1.231% due 3/25/28(a)	31,401

75,225	1.171% due 8/25/28(a)	47,236

18,569	3.138% due 5/25/32(a)	16,249

62,805	4.549% due 8/25/32(a)	62,727

14,991	0.731% due 4/25/33(a)	13,449

54,264	0.631% due 9/25/33(a)(b)(d)	45,853

91,937	5.044% due 6/25/35(a)(b)	75,962

15,688	Thornburg Mortgage Securities Trust, 0.681% due 3/25/44(a)	14,744

132,746	Wachovia Mortgage Loan Trust LLC, 4.191% due 8/20/35(a)	91,144

	Washington Mutual Inc. Mortgage Pass-Through Certificates:

52,048	3.539% due 11/25/30(a)	43,085

113,511	5.920% due 9/25/36(a)	86,256

44,862	1.944% due 4/25/44(a)	25,585

211,677	0.551% due 8/25/45(a)	148,072

160,701	1.514% due 5/25/46(a)	79,082

338,280	1.504% due 8/25/46(a)	179,042

	Washington Mutual Inc. Pass-Through Certificates:

116,062	0.631% due 7/25/18(a)	111,945

147,103	0.501% due 12/25/45(a)	103,055

	Wells Fargo Mortgage Backed Securities Trust:

95,336	3.013% due 11/25/34(a)	92,429

118,821	PAC, 0.631% due 5/25/33(a)	117,177
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $9,503,056)	6,022,047

ASSET-BACKED SECURITIES — 19.6%

FINANCIALS — 19.6%

	Automobiles — 1.9%
157,020	AmeriCredit Automobile Receivables Trust, 0.315% due 5/6/12(a)	155,994

	Ford Credit Auto Owner Trust:

170,000	2.100% due 11/15/11	171,083

100,000	1.210% due 1/15/12	100,293

	Total Automobiles	427,370

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Credit Card — 3.1%
	Bank of America Credit Card Trust:

$210,000	0.243% due 2/15/13(a)	$208,823

140,000	0.813% due 4/15/13(a)	139,714

	Chase Issuance Trust:

150,000	0.983% due 6/15/12(a)	150,394

200,000	0.253% due 11/15/13(a)	198,364

	Total Credit Card	697,295
	Diversified Financial Services — 0.4%
	Business Loan Express:

92,505	0.881% due 6/25/28(a)(b)	55,584

32,605	1.183% due 5/15/29(a)(b)	22,495

25,073	1.031% due 1/25/32(a)(b)	16,994

	Total Diversified Financial Services	95,073
	Home Equity — 13.1%
51,175	Argent Securities Inc., 0.621% due 10/25/34(a)	42,108

62,545	Asset-Backed Securities Corp., Home Equity Loan Trust, 0.773% due 11/15/31(a)	48,471

667,226	Bear Stearns Asset-Backed Securities I Trust, 0.631% due 9/25/34(a)	551,834

	Bear Stearns Asset-Backed Securities Inc.:

38,747	0.711% due 10/25/33(a)	36,846

150,697	0.681% due 12/25/33(a)	126,751

122,023	0.731% due 11/25/42(a)	106,380

98,243	Bear Stearns Second Lien Trust, 0.451% due 12/25/36(a)(b)	68,101

72,629	CDC Mortgage Capital Trust, 0.851% due 1/25/33(a)	55,555

	Countrywide Asset-Backed Certificates:

181,253	0.681% due 11/25/34(a)	136,709

150,471	0.561% due 7/25/36(a)(b)	67,658

104,597	0.581% due 5/25/46(a)(b)	62,537

64,018	Countrywide Home Equity Loan Trust, 0.523% due 12/15/33(a)	29,915

66,748	EMC Mortgage Loan Trust, 0.781% due 3/25/31(a)(b)	58,301

65,834	GMAC Mortgage Corp. Loan Trust, 0.441% due 11/25/36(a)	24,980

134,565	GSAMP Trust, 0.531% due 5/25/36(a)(b)	92,850

20,603	IXIS Real Estate Capital Trust, 0.601% due 12/25/35(a)	20,223

261,956	Lehman XS Trust, 0.471% due 11/25/46(a)	72,471

126,303	Merrill Lynch Mortgage Investors Trust, 0.511% due 1/25/47(a)	76,439

See Notes to Financial Statements.

14   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Home Equity — 13.1% continued

$390,000	New Century Home Equity Loan Trust, 0.851% due 8/25/34(a)	$275,143

300,745	Option One Mortgage Loan Trust, 1.071% due 2/25/33(a)	207,192

	RAAC Series:

139,298	0.501% due 5/25/36(a)(b)	67,084

119,896	0.481% due 2/25/37(a)(b)	74,284

209,288	0.521% due 1/25/46(a)(b)	126,690

	Renaissance Home Equity Loan Trust:

135,432	0.671% due 8/25/33(a)	91,302

162,623	0.731% due 12/25/33(a)	133,616

57,117	Residential Asset Securities Corp., 0.731% due 7/25/32(a)	27,826

	SACO I Trust:

5,607	0.431% due 4/25/35(a)(b)	2,270

24,748	0.751% due 9/25/35(a)	6,137

54,358	0.511% due 11/25/35(a)	25,073

116,394	0.381% due 4/25/36(a)	15,730

99,668	0.491% due 6/25/36(a)	34,098

16,091	Saxon Asset Securities Trust, 0.731% due 3/25/32(a)	11,082

4,045	Specialty Underwriting & Residential Finance Trust, 0.911% due 1/25/34(a)	2,149

37,921	Structured Asset Investment Loan Trust, 0.911% due 1/25/33(a)	29,486

168,890	Truman Capital Mortgage Loan Trust, 0.661% due 3/25/37(a)(b)(e)	93,565

25,021	Wachovia Asset Securitization Inc., 0.521% due 3/25/33(a)	15,418

	Total Home Equity	2,916,274

	Student Loan — 1.1%
103,756	Carrington Mortgage Loan Trust, 0.556% due 10/25/35(a)	95,468

91,174	SLC Student Loan Trust, 0.654% due 9/15/14(a)	91,222

42,684	SLM Student Loan Trust, 0.372% due 10/25/16(a)	42,682

	Total Student Loan	229,372
	TOTAL ASSET-BACKED SECURITIES (Cost — $5,955,621)	4,365,384

COLLATERALIZED SENIOR LOANS — 11.4%

CONSUMER DISCRETIONARY — 6.4%
	Media — 4.4%
339,764	Cablevision Systems Corp., Term Loan B, 2.081% due 3/30/13(a)(b)(f)	329,713

491,250	Charter Communications, Term Loan B, 6.250% due 3/15/14(a)(b)(f)(g)	461,570

193,844	Idearc Inc., Term Loan, 10.250% due 3/31/10(a)(e)(g)	191,325

	Total Media	982,608

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   15

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Multiline Retail — 2.0%
$491,810	Neiman Marcus Group Inc., Term Loan B, 2.255% due 3/13/13(a)(b)(f)	$447,196
	TOTAL CONSUMER DISCRETIONARY	1,429,804

HEALTH CARE — 1.9%

	Health Care Providers & Services — 1.9%
457,313	Health Management Association, Term Loan B, 2.348% due 1/16/14(a)(b)(f)	427,474

MATERIALS — 1.6%

	Paper & Forest Products — 1.6%
	Georgia-Pacific Corp.:

227,310	Term Loan, 2.242% due 12/23/13(a)(b)	226,798

140,891	Term Loan C, 3.492% due 12/23/13(a)(b)(f)	140,574
	TOTAL MATERIALS	367,372

UTILITIES — 1.5%

	Independent Power Producers & Energy Traders — 1.5%
352,851	NRG Energy Inc., Term Loan, 1.993% due 2/1/13(a)(b)(f)	336,576
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,805,019)	2,561,226

CORPORATE BONDS & NOTES — 13.8%

CONSUMER DISCRETIONARY — 0.3%
	Hotels, Restaurants & Leisure — 0.1%
5,000	Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(b)	5,256

50,000	Station Casinos Inc., Senior Notes, 6.000% due 4/1/12(d)(g)	7,813

	Total Hotels, Restaurants & Leisure	13,069
	Media — 0.2%
5,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	5,262

20,000	DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	20,225

10,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17(g)	988

5,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(b)	5,531

5,000	Virgin Media Finance PLC, Senior Bonds, 9.500% due 8/15/16	5,394

	Total Media	37,400
	Multiline Retail — 0.0%
5,372	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(f)	5,278
	TOTAL CONSUMER DISCRETIONARY	55,747

See Notes to Financial Statements.

16   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
ENERGY — 2.1%

	Energy Equipment & Services — 0.0%
$5,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	$4,956

	Oil, Gas & Consumable Fuels — 2.1%
5,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	4,700

10,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	10,125

10,000	El Paso Corp., Senior Notes, 8.250% due 2/15/16	10,725

10,000	Enterprise Products Operating LLP, Subordinated Notes, 7.034% due 1/15/68(a)	9,188

5,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	4,144

410,000	Pemex Project Funding Master Trust, Senior Notes, 0.855% due 12/3/12(a)(b)	397,700

10,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(b)	10,575

10,000	Williams Cos. Inc., Senior Notes, 8.750% due 3/15/32	11,999

	Total Oil, Gas & Consumable Fuels	459,156
	TOTAL ENERGY	464,112

FINANCIALS — 8.6%

	Capital Markets — 0.9%
200,000	Kaupthing Bank HF, Senior Notes, 5.750% due 10/4/11(b)(d)(g)	50,500

150,000	UBS AG Stamford CT, Senior Notes, 1.193% due 4/22/10(a)	149,991

	Total Capital Markets	200,491
	Commercial Banks — 3.0%
200,000	Glitnir Banki HF, Senior Notes, 3.255% due 1/18/12(a)(b)(d)(g)	43,000

200,000	ING Bank NV, Senior Notes, 2.625% due 2/9/12(b)	204,485

200,000	Landsbanki Islands HF, Senior Notes, 6.059% due 8/25/09(a)(b)(d)(g)	10,000

200,000	Wells Fargo & Co., Senior Notes, 0.372% due 1/24/12(a)	197,852

210,000	Westpac Banking Corp., Notes, 3.250% due 12/16/11(b)	216,912

	Total Commercial Banks	672,249
	Consumer Finance — 2.1%
220,000	Caterpillar Financial Services Corp., Senior Notes, 1.001% due 6/24/11(a)	221,916

	GMAC LLC:

180,000	Notes, 2.200% due 12/19/12	181,194

70,000	Senior Notes, 7.500% due 12/31/13(b)	68,250

	Total Consumer Finance	471,360

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   17

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 1.9%
$10,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(b)	$10,075

210,000	General Electric Capital Corp., Senior Notes, 2.125% due 12/21/12	210,345

210,000	JPMorgan Chase & Co., Senior Notes, 0.378% due 12/21/11(a)	209,197

	Total Diversified Financial Services	429,617
	Thrifts & Mortgage Finance — 0.7%
150,000	Societe Financement de l’Economie Francaise (SFEF), Senior Bonds, 0.713% due 7/16/12(a)(b)	150,938
	TOTAL FINANCIALS	1,924,655

HEALTH CARE — 0.7%

	Health Care Providers & Services — 0.7%
5,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	5,037

97,000	HCA Inc., Senior Secured Notes, 9.625% due 11/15/16(f)	105,245

30,000	Tenet Healthcare Corp., Senior Secured Notes, 8.875% due 7/1/19(b)	32,550

5,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(a)(f)	4,700

	Total Health Care Providers & Services	147,532
	Pharmaceuticals — 0.0%
10,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(d)(g)	14
	TOTAL HEALTH CARE	147,546

INDUSTRIALS — 0.2%

	Aerospace & Defense — 0.0%
10,481	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(f)	6,446
	Airlines — 0.1%
10,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	8,500
	Commercial Services & Supplies — 0.1%
10,000	RSC Equipment Rental Inc., Senior Notes, 9.500% due 12/1/14	10,062
	Road & Rail — 0.0%
5,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16	5,775
	Trading Companies & Distributors — 0.0%
5,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)(d)	3,163
	TOTAL INDUSTRIALS	33,946

See Notes to Financial Statements.

18   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
MATERIALS — 0.1%

	Metals & Mining — 0.1%
$10,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	$10,965

5,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	5,250

5,000	Teck Resources Ltd., Senior Secured Notes, 9.750% due 5/15/14	5,794

	Total Metals & Mining	22,009
	Paper & Forest Products — 0.0%
5,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(b)	4,256

5,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	4,287

	Total Paper & Forest Products	8,543
	TOTAL MATERIALS	30,552

TELECOMMUNICATION SERVICES — 1.1%

	Diversified Telecommunication Services — 0.2%
15,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	16,312

5,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	4,750

5,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(b)	5,313

20,000	Qwest Corp., Senior Notes, 3.504% due 6/15/13(a)	19,350

	Total Diversified Telecommunication Services	45,725
	Wireless Telecommunication Services — 0.9%
5,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	5,013

200,000	Vodafone Group PLC, Notes, 0.536% due 2/27/12(a)	199,375

	Total Wireless Telecommunication Services	204,388
	TOTAL TELECOMMUNICATION SERVICES	250,113

UTILITIES — 0.7%

	Independent Power Producers & Energy Traders — 0.7%
40,000	AES Corp., Senior Notes, 7.750% due 10/15/15	40,800

15,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	13,087

20,000	Edison Mission Energy, Senior Notes, 7.625% due 5/15/27	13,650

134,832	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(f)	96,068

	TOTAL UTILITIES	163,605

	TOTAL CORPORATE BONDS & NOTES (Cost — $3,667,745)	3,070,276

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   19

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 0.7% continued
MORTGAGE-BACKED SECURITIES — 2.3%

	FHLMC — 0.4%
$90,823	Federal Home Loan Mortgage Corp. (FHLMC), 2.902% due 1/1/27(a)(c)	$92,548
	FNMA — 1.9%
395,995	Federal National Mortgage Association (FNMA), 5.165% due 9/1/35(a)(c)	415,127
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $488,555)	507,675

SOVEREIGN BOND — 0.3%

	Russia — 0.3%
57,340	Russian Foreign Bond-Eurobond, 7.500% due 3/31/30(b) (Cost — $64,310)	65,296

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 17.3%

	U.S. Government Agencies — 17.3%
	Federal Home Loan Mortgage Corp. (FHLMC):

250,000	0.141% due 2/1/11(a)(c)	249,903

211,000	Notes, 0.327% due 3/9/11(a)(c)	211,407

	One Year CMT ARM:

73,694	3.100% due 2/1/23(a)(c)	75,011

157,610	3.170% due 4/1/26(a)(c)	160,696

31,549	3.403% due 7/1/29(a)(c)	32,350

46,639	3.353% due 8/1/30(a)(c)	47,769

19,481	2.960% due 10/1/33(a)(c)	20,079

113,250	One Year LIBOR, 4.172% due 5/1/33(a)(c)	117,639

	Federal National Mortgage Association (FNMA):

103,029	12.000% due 4/20/16(c)	118,061

400,000	0.218% due 2/12/10(a)(c)	400,113

	One Year CMT ARM:

83,124	3.062% due 8/1/15(a)(c)	83,435

95,377	1.857% due 4/1/20(a)(c)	95,810

128,319	2.969% due 11/1/25(a)(c)	130,478

165,864	3.338% due 1/1/26(a)(c)	168,753

197,460	3.197% due 7/1/26(a)(c)	201,635

548,508	3.031% due 5/1/28 (a)(c)	556,499

53,201	3.670% due 5/1/28(a)(c)	54,540

84,385	3.515% due 9/1/30(a)(c)	86,636

30,500	2.850% due 9/1/32(a)(c)	31,183

See Notes to Financial Statements.

20   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	U.S. Government Agencies — 17.3% continued

$6,505	4.040% due 1/1/33(a)(c)	$6,685

17,775	4.043% due 2/1/33(a)(c)	18,302

24,711	2.981% due 5/1/33(a)(c)	25,185

93,818	2.772% due 9/1/33(a)(c)	95,388

	One Year LIBOR:

8,088	4.324% due 1/1/33(a)(c)	8,095

65,138	3.374% due 7/1/33(a)(c)	66,801

43,723	3.344% due 10/1/33(a)(c)	45,273

138,180	2.928% due 10/1/34(a)(c)	141,375

	Six Month LIBOR:

78,061	2.087% due 4/1/33(a)(c)	79,168

35,163	2.205% due 5/1/33(a)(c)	35,772

13,639	2.923% due 6/1/33(a)(c)	13,927

196,450	2.541% due 10/1/34(a)(c)	201,726

	Government National Mortgage Association (GNMA) II, One Year CMT ARM:

51,858	4.375% due 5/20/26(a)	53,331

15,356	4.375% due 5/20/32(a)	15,783

91,666	4.000% due 1/20/35(a)	93,499

118,753	2.625% due 2/20/35(a)	120,645
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,827,594)	3,862,952

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.4%

80,395	U.S. Treasury Notes, Inflation Indexed, 2.375% due 1/15/17(h) (Cost — $78,912)	86,933

SHARES

COMMON STOCKS — 0.2%

CONSUMER DISCRETIONARY — 0.2%
	Media — 0.2%
899	SuperMedia Inc.*(e)	42,702

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   21

Schedule of investments continued
December 31, 2009
   LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

SHARES	SECURITY	VALUE
	Media — 0.2% continued

MATERIALS — 0.0%

	Chemicals — 0.0%
248	Georgia Gulf Corp.*	$4,311
	TOTAL COMMON STOCKS (Cost — $62,290)	47,013

WARRANTS
WARRANTS — 0.0%

4	Buffets Restaurant Holdings, Expires 4/28/14(d)(e)* (Cost — $0)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $26,453,102)	20,588,802

FACE
AMOUNT

SHORT-TERM INVESTMENT — 7.6%

	Repurchase Agreement — 7.6%
$1,692,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $1,692,001; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value — $1,730,032) (Cost — $1,692,000)	1,692,000
	TOTAL INVESTMENTS — 99.9% (Cost — $28,145,102#)	22,280,802

	Other Assets in Excess of Liabilities — 0.1%	28,026
	TOTAL NET ASSETS — 100.0%	$22,308,828

*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of December 31, 2009.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $28,146,308.

Abbreviations used in this schedule:

ARM - Adjustable Rate Mortgage
CDC - Capital Mortgage
CMB - Cash Management Bill
CMT - Constant Maturity Treasury
GSAMP - Goldman Sachs Alternative Mortgage Products
LIBOR - London Interbank Offered Rate
MASTR - Mortgage Asset Securitization Transactions Inc.
PAC - Planned Amortization Class
REMIC - Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

22   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $28,145,102)	$22,280,802

Cash	66,621

Receivable for securities sold	37,572

Interest receivable	55,702

Principal paydown receivable	6,790

Receivable from investment manager	1,916

Prepaid expenses	718

Total Assets	22,450,121

LIABILITIES:

Payable for Portfolio shares repurchased	30,645

Payable to broker — variation margin on open futures contracts	8,627

Distribution fees payable	1,878

Trustees’ fees payable	194

Accrued expenses	99,949

Total Liabilities	141,293

TOTAL NET ASSETS	$22,308,828

NET ASSETS:

Par value (Note 5)	$27

Paid-in capital in excess of par value	29,069,599

Overdistributed net investment income	(86,455)

Accumulated net realized loss on investments and futures contracts	(803,975)

Net unrealized depreciation on investments and futures contracts	(5,870,368)

TOTAL NET ASSETS	$22,308,828

Shares Outstanding	2,744,298

Net Asset Value	$8.13

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   23

Statements of operations

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEAR ENDED OCTOBER 31, 2009	2009†	2009
INVESTMENT INCOME:

Interest	$90,368	$768,418

EXPENSES:

Investment management fee (Note 2)	20,161	112,267

Audit and tax	18,032	32,872

Shareholder reports	12,803	67,721

Distribution fees (Note 2)	9,164	51,030

Transfer agent fees	1,524	3,055

Legal fees	1,129	1,354

Insurance	207	1,740

Custody fees	111	1,951

Trustees’ fees	30	428

Miscellaneous expenses	51	4,561

Total Expenses	63,212	276,979

Less: Fee waivers and/or expense reimbursements (Note 2)	(26,558)	(73,047)

Net Expenses	36,654	203,932

NET INVESTMENT INCOME	53,714	564,486

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS (NOTES 1, 3 AND 4):

Net Realized Gain (Loss) From:

Investment transactions	(10,345)	(335,371)

Futures contracts	67,257	198,069

Written options	—	(116,647)

Net Realized Gain (Loss)	56,912	(253,949)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	364,672	1,140,755

Futures contracts	(79,188)	(154,038)

Written options	—	(20,869)

Change in Net Unrealized Appreciation/Depreciation	285,484	965,848

NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS	342,396	711,899

INCREASE IN NET ASSETS FROM OPERATIONS	$396,110	$1,276,385

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

24   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31, 2009
AND THE YEARS ENDED OCTOBER 31,	2009†	2009	2008
OPERATIONS:

Net investment income	$53,714	$564,486	$1,323,399

Net realized gain (loss)	56,912	(253,949)	(23,129)

Change in net unrealized appreciation/depreciation	285,484	965,848	(6,626,674)

Increase from payment by affiliate	—	—	1,878

Increase (Decrease) in Net Assets From Operations	396,110	1,276,385	(5,324,526)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):

Net investment income	(392,002)	(1,300,001)	(1,750,000)

Decrease in Net Assets From Distributions to Shareholders	(392,002)	(1,300,001)	(1,750,000)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	832,225	3,165,713	2,995,318

Reinvestment of distributions	392,002	1,300,001	1,748,689

Cost of shares repurchased	(751,048)	(6,389,445)	(12,012,712)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	473,179	(1,923,731)	(7,268,705)

INCREASE (DECREASE) IN NET ASSETS	477,287	(1,947,347)	(14,343,231)

NET ASSETS:

Beginning of period	21,831,541	23,778,888	38,122,119

End of period*	$22,308,828	$21,831,541	$23,778,888

* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(86,455)	$249,698	$969,362

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   25

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED
   DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2009[2]	2008[2]	2007[2]	2006[2,3]	2005[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.13	$8.08	$10.13	$10.28	$10.18	$10.10

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.02	0.22	0.44	0.49	0.42	0.24

Net realized and unrealized gain (loss)	0.12	0.29	(2.01)	(0.17)	(0.01)	(0.05)

Total income (loss) from operations	0.14	0.51	(1.57)	0.32	0.41	0.19

LESS DISTRIBUTIONS FROM:

Net investment income	(0.14)	(0.46)	(0.48)	(0.47)	(0.31)	(0.11)

Total distributions	(0.14)	(0.46)	(0.48)	(0.47)	(0.31)	(0.11)

NET ASSET VALUE, END OF PERIOD	$8.13	$8.13	$8.08	$10.13	$10.28	$10.18

Total return[4]	1.79%	7.36%	(16.19)%[5]	3.21%	4.09%	1.87%

NET ASSETS, END OF PERIOD (MILLIONS)	$22	$22	$24	$38	$40	$38

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.72%[6]	1.36%	1.32%	1.22%[7]	1.03%	1.13%

Net expenses[8]	1.00 [6,9]	1.00 [9,10]	1.00 [10,11]	0.92 [7,10]	0.87 [10]	0.98 [10]

Net investment income	1.47 [6]	2.76	4.07	4.62	3.98	2.49

PORTFOLIO TURNOVER RATE	3%	38%[12]	45%[12]	130%[12]	45%[12]	12%

[1]	For the period November 1, 2009 through December 31, 2009.
[2]	For the year ended October 31.
[3]	Represents a share of capital stock outstanding prior to April 30, 2007.
[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[5]	The investment manager fully reimbursed the Portfolio for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[6]	Annualized.
[7]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 0.91%, respectively.
[8]	Reflects fee waivers and/or expense reimbursements.
[9]	As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00%.
[10]	As a result of a contractual expense limitation, effective October 31, 2005 through February 28, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio did not exceed 1.00%. Effective March 1, 2007, the Portfolio has a 1.00% voluntary expense limitation that may be terminated at any time.
[11]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
[12]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 102%, 212%, 150% and 77% for the years ended October 31, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

26   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset Variable Adjustable Rate Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   27

Notes to financial statements continued

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Collateralized mortgage obligations	—	$6,022,047	—	$6,022,047

Asset-backed securities	—	4,365,384	—	4,365,384

Collateralized senior loans	—	2,561,226	—	2,561,226

Corporate bonds & notes	—	3,070,276	—	3,070,276

Mortgage-backed securities	—	507,675	—	507,675

Sovereign bond	—	65,296	—	65,296

U.S. government & agency obligations	—	3,862,952	—	3,862,952

U.S. treasury inflation protected securities	—	86,933	—	86,933

Common stocks	$47,013	—	—	47,013

Warrants	—	—	$0	0

Total long-term investments	$47,013	$20,541,789	$0	$20,588,802

Short-term investment†	—	1,692,000	—	1,692,000

Total investments	47,013	22,233,789	0	22,280,802

Other financial instruments:

Futures contracts	(6,068)	—	—	(6,068)

Total	$40,945	$22,233,789	$0	$22,274,734

†	See Schedule of Investments for additional detailed categorizations.

28   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE
	BONDS &
INVESTMENTS IN SECURITIES	NOTES	WARRANTS	TOTAL
Balance as of October 31, 2009	$0	$0	$0

Accrued premiums/discounts	—	—	—

Realized gain/(loss)[1]	—	—	—

Change in unrealized appreciation (depreciation)[2]	—	—	—

Net purchases (sales)	—	—	—

Net transfers in and/or out of Level 3	—	—	—

Balance as of December 31, 2009	$0	$0	$0

Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	$0	$0	$0

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   29

Notes to financial statements continued

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

30   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

(e) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a TBA basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   31

Notes to financial statements continued

(h) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend

32   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance agreements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash deposit with the bank.

(m) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net asset or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$2,135	$(2,135)

(a)	Reclassifications are primarily due to losses from mortgage-backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   33

Notes to financial statements continued

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%

Next $1 billion	0.525

Next $3 billion	0.500

Next $5 billion	0.475

Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended October 31, 2009, LMPFA waived a portion of its fees in the amount of $42,429.

During the period November 1, 2009 through December 31, 2009, LMPFA waived its fee in the amount of $20,161 and reimbursed expenses in the amount of $899.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expense have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expense exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Trust, on behalf of the Portfolio, has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Portfolio shall pay a fee in the amount not to exceed 0.25% of the average daily net assets of the Portfolio. The fee is calculated daily and paid monthly. The Trust has agreed to waive 0.15% of the Rule 12b-1 distribution plan fees for the Portfolio. For the period ended October 31, 2009, Rule 12b-1 distribution plan fees of $30,618 were waived for the Portfolio. For the period November 1, 2009 through

34   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

December 31, 2009, Rule 12b-1 distribution plan fees of $5,498 were waived for the Portfolio.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the period November 1, 2009 through December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$329,128	$400,118

Sales	1,275,095	116,501

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$139,863

Gross unrealized depreciation	(6,005,369)

Net unrealized depreciation	$(5,865,506)

At December 31, 2009, the Portfolio had the following open futures contracts:

	NUMBER OF	EXPIRATION	BASIS	MARKET	UNREALIZED
	CONTRACTS	DATE	VALUE	VALUE	GAIN (LOSS)
Contracts to Buy:
90 day eurodollar	23	9/10	$5,656,282	$5,686,750	$30,468

U.S. treasury 2-year notes	6	3/10	1,303,520	1,297,594	(5,926)

U.S. treasury 5-year notes	17	3/10	1,975,118	1,944,508	(30,610)

Net unrealized loss on open futures contracts					$(6,068)

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   35

Notes to financial statements continued

ASSET DERIVATIVES[1]
		OTHER
	INTEREST RATE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
Futures contracts[2]	$30,468	—	$30,468

LIABILITY DERIVATIVES[1]
		OTHER
	INTEREST RATE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
Futures contracts[2]	$36,536	—	$36,536

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period November 1, 2009 through December 31, 2009 and for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
		OTHER
	INTEREST RATE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
December 31, 2009
Futures contracts	$67,257	—	$67,257

October 31, 2009
Futures contracts	$45,681	—	$45,681

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
		OTHER
	INTEREST RATE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
December 31, 2009
Futures contracts	$(79,188)	—	$(79,188)

October 31, 2009
Futures contracts	$19,731	—	$19,731

During the period November 1, 2009 through December 31, 2009, the Portfolio had an average market value of $8,968,223 in futures contracts (to buy).

The Portfolio had average market values of $12,557,830, $504,158, and $23,242 on futures contracts [to buy], futures contracts [to sell] and written options, respectively, during the year ended October 31, 2009.

36   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

5. Shares of beneficial interest

At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	PERIOD ENDED	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009*	OCTOBER 31, 2009	OCTOBER 31, 2008
Shares sold	102,101	411,724	326,394

Shares issued on reinvestment	48,575	187,861	183,879

Shares repurchased	(92,416)	(856,886)	(1,330,048)

Net increase (decrease)	58,260	(257,301)	(819,775)

*	For the period November 1, 2009 through December 31, 2009.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2009 and fiscal years ended October 31, were as follows:

	DECEMBER 31, 2009	OCTOBER 31, 2009	OCTOBER 31, 2008
Distributions Paid From:
Ordinary income	$392,002	$1,300,001	$1,750,000

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$15,036

Capital loss carryforward*	(776,525)

Other book/tax temporary differences(a)	(127,735)

Unrealized appreciation/(depreciation)(b)	(5,871,574)

Total accumulated earnings/(losses) — net	$(6,760,798)

*	As of December 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2013	$(129,511)

12/31/2014	(211,314)

12/31/2016	(435,700)

$(776,525)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post October capital losses for tax purposes, the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   37

Notes to financial statements continued

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

38   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   39

Notes to financial statements continued

established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to

40   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

9. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee,

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   41

Notes to financial statements continued

subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

42   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio, a series of Legg Mason Partners Variable Income Trust, as of December 31, 2009, and the related statements of operations for the period from November 1, 2009 to December 31, 2009 and for the year ended October 31, 2009, the statements of changes in net assets for the period from November 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended October 31, 2009, and the financial highlights for the period from November 1, 2009 to December 31, 2009 and for each of the years in the five-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio 2009 Annual Report   43

Board approval of management and subadvisory
agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable Adjustable Rate Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background
The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement
The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

44   Legg Mason Partners Variable Adjustable Rate Income Portfolio

Nature, extent and quality of the services under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and

Legg Mason Partners Variable Adjustable Rate Income Portfolio   45

Board approval of management and subadvisory
agreements (unaudited) continued

discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as short-intermediate investment-grade debt funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the underperformance versus the peer group and any plans to address such underperformance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to improve performance.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager

46   Legg Mason Partners Variable Adjustable Rate Income Portfolio

coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified either as short-intermediate investment-grade debt funds underlying variable insurance products or as intermediate investment-grade debt funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses, including the current size of the Fund and its impact on Fund expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2011.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability
The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in

Legg Mason Partners Variable Adjustable Rate Income Portfolio   47

Board approval of management and subadvisory
agreements (unaudited) continued

the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. In addition, the Board noted that the Fund’s Contractual Management Fee was within the range of the average of management fees paid by the other funds in the Expense Group at all asset levels and that the Actual Management Fee was below the median of the Expense Group.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser
The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.
In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *
In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

48   Legg Mason Partners Variable Adjustable Rate Income Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio (“the Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended,) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. BENTON COCANOUGHER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor, Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   49

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

MARK T. FINN

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group Inc. (investment management) (since 1988)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

RAINER GREEVEN

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

50   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

STEPHEN R. GROSS

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

RICHARD E. HANSON, JR.

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

DIANA R. HARRINGTON

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   51

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

SUSAN B. KERLEY

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

ALAN G. MERTEN

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

52   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

R. RICHARDSON PETTIT

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)

Number of portfolios in fund complex overseen by Trustee	59

Other board memberships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	134

Other board memberships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   53

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005) Managing Director and Deputy General Counsel for CAM (1992 to 2005)

54   Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

DAVID CASTANO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street, New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio   55

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Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms
N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Adjustable Rate Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010543 2/10 SR10-1019

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2008, October 31, 2009 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $95,100 in October 31, 2008, $89,050 in October 31, 2009 and $62,000 in December 31, 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2008, $137 in October 31, 2009 and $29 in December 31, 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in October 31, 2008, $11,800 in October 31, 2009 and $0 in December 31, 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; Tax Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; and Other Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2009.
(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: March 1, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: March 1, 2010

By:	/s/ Frances M. Guggino

(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust

Date: March 1, 2010